Execution Copy
EQUITY PURCHASE AGREEMENT

among

KETTLE VALLEY USA LLC
and
EQUIS II CORPORATION
as the Buyers

EFG/KETTLE DEVELOPMENT LLC,
the Company

AFG INVESTMENT TRUST C and AFG INVESTMENT TRUST D,
as the Sellers

December 31, 2004

EQUITY PURCHASE AGREEMENT

THIS EQUITY PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 31, 2004, by and among Kettle Valley USA LLC, a Florida limited liability company (“KVUSA”) and Equis II Corporation, a Delaware corporation (“Equis II” and, together with KVUSA, each a “Buyer” and together the “Buyers”), EFG/Kettle Development LLC, a Delaware limited liability company (the “Company”) and AFG Investment Trust C and AFG Investment Trust D, each a Delaware statutory trust (“Trust C” and “Trust D,” respectively, together with an Assignee (as hereinafter defined) of each of Trust C or Trust D, as the case may be, each a “Seller” and together, the “Sellers”).

RECITALS

WHEREAS, the Sellers are the owners of all of the outstanding units of interest of the Company (the “Interests”); and

WHEREAS, the Buyers desires to purchase the Interests from the Sellers, and the Sellers desire to sell the Interests to the Buyers, all upon the terms and conditions set forth in this Agreement; and

WHEREAS, the Sellers contemplate that on or prior to December 31, 2004, each of the Sellers will contribute all of such Seller’s assets, including each Seller’s Interests and their rights and obligations under this Agreement, subject to such Seller’s liabilities, to a liquidating trust (the “Liquidating Trust”) in which Wilmington Trust Company is the Liquidating Trustee (with respect to each Seller, an “Assignee”);

NOW, THEREFORE, in consideration of the premises, the mutual covenants, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE 1

DEFINITIONS AND RULES OF CONSTRUCTION

1.1.    Definitions. As used in this Agreement, the following terms have the meanings set forth below:

“Affiliate(s)” means with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with the first Person on or after the date of this Agreement. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to (i) vote 25% or more of the voting securities of such Person or (ii) direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the introduction to this Agreement.

“Assignee” has the meaning set forth in the Recitals to this Agreement.

“Assignment Instructions” means those certain Assignment Instructions in the form of Exhibit E hereto.

“Breach” means (a) any inaccuracy in, or breach or violation of, or default under, or failure to perform or comply with, any representation, warranty, covenant, obligation or other provision of this Agreement or any of the other Transaction Documents; or (b) any claim (by any Person) or other occurrence or circumstance that is or was inconsistent with any such representation, warranty, covenant, obligation or other provision.

“Buyer” or “Buyers” has the meaning set forth in the introduction to this Agreement.

“Buyer Party” means (a) prior to the Closing, each of the Buyers, their Affiliates and their respective stockholders, directors, officers, employees, agents, advisors and other representatives, including legal counsel, accountants and financial advisors; and (b) from and after Closing, each of the Buyers and their Affiliates, the Company and its Affiliates and their respective stockholders, directors, officers, employees, agents, advisors and other representatives, including legal counsel, accountants and financial advisors.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended, and rules and regulations promulgated pursuant thereto.

“Company” has the meaning set forth in the introduction to this Agreement.

“Company Securities” has the meaning set forth in Section 4.2.

“Consent” means any consent, approval, license, ratification, waiver, novation, award or other authorization, including any Permit.

“Contract” means any agreement, contract, instrument, obligation, commitment, covenant, understanding, promise, promissory note, bond, indenture, insurance policy, deed, lease, license, franchise, invoice, quotation, purchase order, sales order or other obligation, undertaking or arrangement (whether written or oral and whether express or implied) that is legally binding.

“Damages” means any and all losses, charges, claims, damages, liabilities, obligations, judgments, settlements, taxes, fines, penalties, awards, demands, offsets, costs, deficiencies and expenses including reasonable attorney and expert fees, whether absolute, accrued, conditional or otherwise and whether or not resulting from third-party claims and including all amounts paid in investigation, defense or settlement of the foregoing.

“Equis II Pledge Agreement” means that certain Pledge Agreement in the form of Exhibit D hereto.

“Escrow Agent” means Wilmington Trust Company.

“Escrow Agreement” means that certain Escrow Agreement dated as of December 31, 2004, by and among the Buyers, the Sellers, the Company and the Escrow Agent in the form attached as Exhibit A hereto.

“GAAP” means United States generally accepted accounting principles, consistently applied.

“Governmental Authority” means: (a) any nation, state, county, city, town, municipality, village, district, territory or other jurisdiction of any nature; (b) any federal, state, municipal or local governmental or quasi-governmental entity or authority of any nature; (c) any court or tribunal exercising or entitled to exercise judicial authority or power of any nature; (d) any multinational organization or body; and (e) any department or subdivision of any of the foregoing, including any commission, branch, board, bureau, agency, official or other instrumentality exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

“Guaranty” means that certain Guaranty by the Buyers in favor of the Sellers, substantially in the form of Exhibit G hereto.

“Indebtedness” means with respect to the Company, at any date, without duplication: (a) all obligations of the Company for borrowed money, whether current, short-term or long-term, secured or unsecured, including all principal, interest, premiums, fees, expenses, overdrafts and pre-payment and other penalties with respect thereto; (b) all obligations of the Company evidenced by bonds, debentures, notes or other similar instruments; (c) all obligations of the Company to pay the deferred purchase price of property or services, except trade payables incurred in the Ordinary Course of Business; (d) all obligations of the Company to reimburse any bank or other Person in respect of amounts paid under a letter of credit, banker’s acceptance or similar instrument; (e) all capital lease obligations; (f) any Liability of the Company with respect to interest rate swaps, collars, caps and similar hedging obligations; and (g) all Indebtedness of any other Person of the type referred to in clauses (a) through (f) above directly or indirectly guaranteed by the Company or secured by any assets of the Company. For purposes of this definition, “capital lease obligations” means the obligations of the Company that are required to be classified and accounted for as capital lease obligations under GAAP, and the amount of such obligations at any date shall be the capitalized amount of such obligations at such date determined in accordance with GAAP together with all obligations to make termination payments under such capital lease obligations.

“Indemnification Cap” has the meaning set forth in Section 10.4(a).

“Indemnification Threshold” has the meaning set forth in Section 10.4(b).

“Indemnified Party” has the meaning set forth in Section 10.3.

“Indemnifying Party” has the meaning set forth in Section 10.3.

“Interests” has the meaning set forth in the Recitals to this Agreement.

“Knowledge” means (a) with respect to the Company or the Sellers, the actual knowledge of James A. Coyne and Gary D. Engle and such knowledge that any of such named individuals should have acquired in the normal course of his or her duties on behalf of the Company or the Sellers and (b) with respect to the Buyers, the actual knowledge of any director or officer of the Buyers.

“KVDLP” means Kettle Valley Development Limited Partnership, a [Delaware] limited partnership.

“KVUSA Pledge Agreement” means that certain Pledge Agreement in the form of Exhibit F hereto.

“Law” means (a) any constitution, statute, code, ordinance, regulation, treaty, rule, common law, policy, interpretation or guidance document enacted, published or promulgated by any Governmental Authority; and (b) with respect to a particular Person, the terms of any Order binding upon such Person or its assets or properties.

“Liability” means any liability, Indebtedness or other obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated.

“Lien” means any charge, claim, mortgage, lease, sublease, occupancy agreement or similar Contract, tenancy, right-of-way, easement, collateral assignment, restrictive covenant, encroachment, burden, condition, Order, community property interest, equitable interest, security interest, lien (statutory or otherwise), pledge, hypothecation, option, right of first refusal or other restriction, limitation, exception or encumbrance of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

“Material Adverse Effect” means a material adverse effect on the business, operations, condition (financial or otherwise), results of operations, rights, assets (including intangible assets) or liabilities of the Company or a material adverse effect on the ability of the Company or the Sellers to consummate and perform in a timely manner the transaction contemplated by this Agreement.

“Material Adverse Event” means any one or more events, changes, circumstances, conditions, violations or developments (whether or not arising in the Ordinary Course of Business), which has had or have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

“Notes” has the meaning set forth in Section 2.2(c).

“Order” means any order, injunction (whether temporary, preliminary or permanent), ruling, decree (including any consent decree), writ, subpoena, verdict, charge, assessment, Consent or other decision entered, issued, made or rendered by any court or other Governmental Authority or by any arbitrator.

“Ordinary Course of Business” means, with respect to a particular Person, an action taken by, or the conduct of, such Person that is:

(a)    consistent with the past practices of such Person in timing, frequency, amount and otherwise and taken in the ordinary course of the normal day-to-day operations of such Person;

(b)    not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority); and

(c)    similar in nature and magnitude to actions customarily taken by, or the conduct of, such Person, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

“Organizational Documents” means, with respect to a particular Person, (a) if such Person is a corporation, its certificate or articles of incorporation, organization or formation and its by-laws; (b) if such Person is a general partnership, its partnership agreement and any statement of partnership; (c) if such Person is a limited partnership, its certificate of limited partnership and its limited partnership agreement; (d) if such Person is a limited liability company, its certificate or articles of formation or organization and limited liability company or operating agreement; (e) any other charter or similar document adopted or filed in connection with the creation, formation or organization of such Person; and (f) any amendment to any of the foregoing.

“Permit” means any permit, license, Consent, exemption, variance, registration, security clearance or other authorization issued or granted by any Governmental Authority.

“Permitted Liens” means any: (a) Liens for current Taxes not yet due (other than Taxes arising out of the transactions contemplated by this Agreement); (b) Liens of carriers, laborers, materialmen, mechanics, repairmen or warehousemen, and other similar Liens imposed by Law and arising in the Ordinary Course of Business for Liabilities not yet due; and (c)  Liens of record or other minor defects of title that do not and could not interfere with the use of such real property or materially diminish the value thereof.

“Person” means any individual, firm, company, general partnership, limited partnership, limited liability partnership, joint venture, association, corporation, limited liability company, trust, business trust, estate, Governmental Authority or other entity.

“Proceeding” means any action, claim, complaint, charge, arbitration, audit, hearing, investigation, inquiry, suit, litigation or other proceeding (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

“Purchase Price” has the meaning set forth in Section 2.2(a).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated pursuant thereto.

“Seller Party” means (a) prior to Closing, the Sellers and the Company, and (b) from and after Closing, the Sellers.

“Seller” or “Sellers” has the meaning set forth in the introduction to this Agreement.

“Seller’s Counsel” means Nixon Peabody LLP.

“Tax” or “Taxes” means, however denominated, all federal, state, local, territorial, foreign and other taxes, levies, fees, deficiencies, imposts, assessments, impositions or other government charges of whatever nature, including all net income, gross income, estimated income, gross receipts, business, occupation, franchise, real property, payroll, personal property, sales, transfer, stamp, use, employment, social security, unemployment, worker’s compensation, commercial rent, withholding, occupancy, premium, gross receipts, profits, windfall profits, deemed profits, recapture, license, lease, severance, capital, production, corporation, ad valorem, excise, custom, duty, escheat, built in gain pursuant to Code Section 1374 or similar tax, including any interest, fines, penalties and additions (to the extent applicable) thereon or thereto, whether disputed or not, and any obligations with respect to such amounts arising as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or under any Contract with any other Person, and including any Liability for taxes of a predecessor.

“Transaction Documents” means this Agreement and all other agreements, certificates, instruments and other documents being delivered pursuant to this Agreement or pursuant to such other agreements, certificates, instruments and other documents.

“Yukon” means 18177 Yukon Inc., a Delaware corporation.

1.2.    Certain Interpretive Matters.

(a)    General Rules of Construction. In this Agreement, unless the context otherwise requires:

(i)    words of the masculine or neuter gender shall include the masculine and/or feminine gender, and words in the singular number or in the plural number shall each include the singular number or the plural number;

(ii)    reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity;

(iii)    reference to any agreement (including this Agreement) or other Contract or any document means such agreement, Contract or document as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

(iv)    any accounting term used and not otherwise defined in this Agreement or any other Transaction Document has the meaning assigned to such term in accordance with GAAP;

(v)    “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term;

(vi)    relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding” and “through” means “through and including;”

(vii)    “hereto”, “herein”, “hereof”, “hereinafter” and similar expressions refer to this Agreement in its entirety, and not to any particular Article, Section, paragraph or other part of this Agreement;

(viii)    reference to any “Article” or “Section” means the corresponding Article(s) or Section(s) of this Agreement;

(ix)    the descriptive headings of Articles, Sections, paragraphs and other parts of this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement or any of the terms or provisions hereof;

(x)    references to dollars or “$” in this Agreement shall mean United States Dollars;

(xi)    reference to any Law or Order, means (A) such Law or Order as amended, modified, codified, supplemented or reenacted, in whole or in part, and in effect from time to time; and (B) any comparable successor Laws or Orders; and

(xii)    any Contract, instrument, insurance policy, certificate or other document defined or referred to in this Agreement or in any other Transaction Document means such Contract, instrument, insurance policy, certificate or other document as from time to time amended, modified or supplemented, including (in the case of Contracts or instruments) by waiver or Consent and all attachments thereto and instruments and other documents incorporated therein.

1.3    Acknowledgment Regarding Negotiation and Preparation of Agreement. The parties hereto further acknowledge and agree that: (i) this Agreement is the result of negotiations between the parties hereto and shall not be deemed or construed as having been drafted by any one party, (ii) each of the parties hereto and its counsel have reviewed and negotiated the terms and provisions of this Agreement (including any exhibits and schedules attached hereto) and have contributed to its preparation, (iii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement, and (iv) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. The parties hereto recognize that Wilmington Trust Company will be acting as Escrow Agent with respect to the transactions contemplated hereby, and, after January 1, 2005, will also be acting as the Liquidating Trustee of each of the Sellers. Each of the parties hereto recognizes that acting in both capacities creates a potential conflict of interest with respect to Wilmington Trust Company, and each party hereto hereby waives any and all such conflicts of interest.

ARTICLE 2

PURCHASE AND SALE OF THE INTERESTS

2.1.    Purchase and Sale of the Interests. Upon and subject to the terms and provisions of this Agreement, at the Closing, KVUSA will purchase and accept delivery of seventy-two percent (72%) of the Interests pro rata from each Seller, and Equis II will purchase and accept delivery of twenty-eight percent (28%) of the Interests pro rata from each Seller, and the Sellers shall sell, assign, transfer and deliver all of the Interests to the Buyers free and clear of all Liens.

2.2.    Purchase Price; Payment; Deposit and Delivery into Escrow.

(a)    Purchase Price. The total purchase price for the Interests will be Five Million Dollars ($5,000,000) (the “Purchase Price”).

(b)    Payment. The Purchase Price shall be paid at the Closing in accordance with the Escrow Agreement.

(c)    Delivery of Deposit into Escrow. On the date hereof, KVUSA shall deposit with the Escrow Agent in immediately available funds by wire transfer One Hundred Thousand Dollars ($100,000) as a deposit (the “Deposit”), which shall be offset against the Purchase Price at Closing; however; the Deposit shall not be considered part of the Purchase Price as the Deposit shall be non-refundable except as expressly set forth in Section 9.2(b).

2.3.    Other Obligations. Buyers and Sellers agree that on the Closing Date the Sellers shall have made certain open account advances to Kettle Valley Development Limited Partnership (“KVDLP”). All such amounts due on the Closing Date from KVDLP, as set forth on Schedule A of the Guaranty, shall be paid to Sellers, as their interests may appear in the accounting and other records of KVDLP, if and when KVDLP makes distributions or other payments on account of such advances. At Closing, Buyers shall deliver the Guaranty to Sellers whereby Buyers shall guaranty the payment of the open account advances outstanding on the Closing Date, on or prior to the date which is eighteen (18) months after the Closing Date, pursuant to the terms of the Guaranty.

ARTICLE 3

THE CLOSING

3.1.    Closing and Closing Date. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned in accordance with the terms and provisions of Article 9, the purchase and sale of the Interests (the “Closing”) shall take place at 10:00 a.m. (Boston time) on a date to be designated by the Buyers and the Sellers upon the satisfaction or waiver of all of the conditions to the respective obligations of the parties set forth in Article 8 (such date and time on and at which the Closing actually occurs being referred to herein as the “Closing Date”), in accordance with the terms of the Escrow Agreement. The Closing shall take place at the offices of the Sellers’ counsel, Nixon Peabody LLP, 100 Summer Street, Boston, MA 02110.

3.2.    Documents and Items to Be Delivered to the Buyers by the Sellers. At the Closing, the Sellers will deliver to the Buyers:

(i)    Signature pages to the Equis II Pledge Agreement, the KVUSA Pledge Agreement, the Guaranty and the Assignment Instructions, fully executed by the Sellers and the Company, as applicable, and dated as of the Closing Date;

(ii)    A certificate in form and substance reasonably acceptable to the Buyers, dated the Closing Date, executed by the manager(s) of the Company, certifying: (i) that attached thereto is a true, correct and complete copy of the Organizational Documents of the Company, including all amendments thereto, as in effect on the Closing Date; (ii) that attached thereto is a true and complete copy of the resolutions duly adopted by the manager(s) of the Company authorizing the execution and delivery of this Agreement and each of the other Transaction Documents to which the Company is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Closing Date; and (iii) as to the incumbency of the Company’s manager(s) and officers and their signatures;

(iii)    A certificate in form and substance reasonably acceptable to the Buyers, dated the Closing Date, executed by AFG ASIT Corporation, the Managing Trustee of each Seller, certifying that attached thereto is a true, correct and complete copy of the Organizational Documents of each Seller, including all amendments thereto, as in effect on the Closing Date;

(iv)    A certificate, in form and substance reasonably acceptable to the Buyers, dated the Closing Date, executed by the manager(s) of the Company, certifying that (i) the representations and warranties of the Company set forth in this Agreement were true, correct and complete at and as of the date hereof and the Closing Date (provided that representations and warranties which are confined to a specific date shall speak only as of such date); and (ii) that the Company has performed in accordance with the terms thereof each of its agreements and obligations set forth in this Agreement and each of the other Transaction Documents to which the Company is a party to be performed prior to the Closing;

(v)    A certificate, in form and substance reasonably acceptable to the Buyers, dated the Closing Date, executed by the Managing Trustee of each of the Sellers, certifying that (i) the representations and warranties of the Sellers set forth in this Agreement were true, accurate and complete at and as of the date hereof and the Closing Date (provided that representations and warranties which are confined to a specific date shall speak only as of such date); and (ii) each of the Sellers performed its respective or joint agreements and obligations set forth in this Agreement and each of the other Transaction Documents to which the Sellers are a party to be performed prior to the Closing;

(vi)    Resignations of such manager(s) and officers of the Company as the Buyers may request at least five (5) days prior to Closing;

(vii)    Certificates of good standing for the Company and each of the Sellers from the Secretary of State of the State of Delaware dated not earlier than ten (10) days prior to the Closing Date; and

(viii)    Such other certificates and documents as the Buyers or the Buyers’ Counsel may reasonably request.

3.3.    Documents and Items to Be Delivered to the Sellers by the Buyers. At the Closing, each of the Buyers (except as noted) will deliver to the Sellers:

(i)    KVUSA shall deliver, in immediately available funds by wire transfer, a total of Nine Hundred Thousand Dollars ($900,000), payable Four Hundred Fifty Thousand Dollars ($450,000) each to Trust C and Trust D;

(ii)    two executed promissory notes, dated on the Closing Date, each having a initial principal amount of $1,300,000, in favor of Trust C and Trust D, respectively, in the form attached hereto as Exhibit B and Exhibit C, respectively (together, the “Notes”);

(iii)    KVUSA shall deliver, in immediately available funds by wire transfer, a total of One Million Four Hundred Thousand Dollars ($1,400,000), payable Seven Hundred Thousand Dollars ($700,000) each to Trust C and Trust D;

(iv)    Signature pages, as applicable, to the Equis II Pledge Agreement, the KVUSA Pledge Agreement and the Guaranty;

(v)    A certificate, in form and substance reasonably acceptable to the Sellers, executed by an authorized officer of each of the Buyers, dated the Closing Date, and certifying (i) that attached thereto are true and complete copies of the Organizational Documents of the Buyers, including all amendments thereto, as in effect on the Closing Date; (ii) that attached thereto are the Organizational Documents of each of the Buyers, as amended and in effect on the Closing Date; (iii) that attached thereto are the votes duly adopted by the Board of Directors or Manager(s) of each of the Buyers, as applicable, authorizing the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party, and that such votes have not been modified, rescinded or amended and are in full force and effect as of the Closing Date; and (iv) as to the incumbency of each of the Buyers’ officers and their signatures;

(vi)    A certificate, in form and substance reasonably acceptable to the Sellers, executed by an authorized officer of each of the Buyers, dated the Closing Date, and certifying as to the accuracy of the Buyers’ representations and warranties at and as of the Closing and the performance by each of the Buyers of its agreements and obligations set forth in this Agreement and each of the other Transaction Documents to which it is a party to be performed prior to the Closing; and

(vii)    Such other certificates and documents as the Sellers or the Sellers’ Counsel may reasonably request.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

The Sellers, jointly and severally, hereby represent and warrant to the Buyers as follows:

4.1.    Organization of the Company. The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware with all power and authority to own or lease all of its properties and assets and to conduct its business as presently conducted.

4.2.    Capitalization. Other than the Interests, there are no outstanding (a) membership or other ownership interests of the Company; (b) securities of the Company convertible into or exchangeable for membership or other ownership interests of the Company; or (c) subscriptions, options, warrants, rights or other Contracts to acquire from the Company, and no obligation of the Company to issue, any (i) membership or other ownership interests of the Company, or (ii) securities convertible into or exchangeable for membership or other ownership interests of the Company, and no obligation of the Company to grant, extend or enter into any subscription, warrant, option, right, convertible or exchangeable security or other similar Contract. The ownership interests in the Company of the types described in clauses (a), (b) and (c) of this Section 4.2, whether or not authorized, issued or outstanding, are hereinafter sometimes referred to, collectively, as “Company Securities.” No Company Securities were issued in violation of the Securities Act or other applicable Law. There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. There are no voting trusts, agreements or other Contracts relating to the ownership, voting or transfer of membership interests of the Company to which the Company or a Seller is a party. No Person other than the Sellers owns of record or beneficially any Company Securities. The Company has not received any notice of any Lien or any other claim or Proceeding against any Company Securities.

4.3.    Authority of the Company. The Company has all requisite power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and each of the other Transaction Documents to which it is a party, the performance by the Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the manager(s) of the Company.

4.4.    Organization and Authority of the Sellers. Each of the Sellers is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with all power and authority to own or lease all of its properties and assets and to conduct its business as currently conducted. Each of the Sellers has all requisite power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Sellers of this Agreement and each of the other Transaction Documents to which it is a party, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Managing Trustee of each of the Sellers.

4.5.    Enforceability. This Agreement has been and each of the other Transaction Documents to which the Company is a party has been (or will be at Closing) duly and validly executed and delivered by the Company and (assuming such agreements constitute a legal, valid and binding obligation of the Buyers) constitute (or will constitute upon Closing following execution thereof) the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms. This Agreement and each of the other Transaction Documents to which either of the Sellers is a party has been (or will be at Closing) duly and validly executed and delivered by such Seller and (assuming such agreements constitute a legal, valid and binding obligation of the Buyers) constitute (or will constitute upon Closing following execution thereof) the legal, valid and binding agreements of such Seller, enforceable against such Seller in accordance with their terms.

4.6.    Issuance of the Interests; Sellers’ Title to the Interests. The Interests are duly authorized, validly issued, fully paid and non-assessable. Each of the Sellers has good title to and is the lawful, legal, record and beneficial owner of the Interests, free and clear of all Liens and the Buyers, at the Closing and upon payment of the Purchase Price, will receive good title to the Interests, free and clear of all Liens.

4.7.    No Violation or Conflict; Consents. Neither the execution and delivery by the Sellers of this Agreement or any of the other Transaction Documents to which either of the Sellers is a party, nor the performance by either of the Sellers of their respective obligations hereunder and thereunder, nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly (with or without notice or lapse of time, or both):

(i)    violate, contravene, conflict with or Breach any term or provision of the Organizational Documents of the Company or of either of the Sellers;

(ii)    violate, contravene or conflict with any of the terms, conditions or requirements of, or require any notice to or filing with any Governmental Authority or other Person under, any Permit, Law or Order applicable to either of the Sellers, or any of their respective assets or properties;

(iii)    give any Governmental Authority the right to revoke, withdraw, suspend, cancel, modify, or terminate any Permit held by the Company; or

(iv)    require any Permit or other Consent of, or filing with or notification to, any Governmental Authority or other Person.

4.8.    Litigation. There is no Proceeding, pending or, to the Knowledge of either Seller, threatened, against or relating to Sellers or the Company that would affect the consummation of the transactions contemplated by this Agreement.

4.9.    Liens. Except for Permitted Liens, the Interests are not subject to and the Company has not granted, created or suffered to exist with respect to any of its assets or properties, any Lien.

4.10    Brokers. No investment banker, broker, agent, finder, advisor, firm or other Person acting on behalf of the Sellers is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

4.11    Disclaimer. Other than the express representations and warranties of the Sellers set forth above in this Section 4, the Interests are being sold “AS-IS, WHERE-IS” and THE BUYERS ACKNOWLEDGE AND AGREE THAT NEITHER THE SELLERS, NOR ANY SELLER PARTY HAS MADE OR WILL BE DEEMED TO HAVE MADE ANY CLAIM, CONDITION, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE INTERESTS OR OTHERWISE.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF KVUSA

KVUSA represents and warrants to the Sellers as follows:

5.1.    Organization. KVUSA is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida with all power and authority to own or lease all of its properties and assets and to conduct its business as presently conducted.

5.2.    Authority of KVUSA. KVUSA has all requisite power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by KVUSA of this Agreement and each of the other Transaction Documents to which it is a party, the performance by KVUSA of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the manager(s) of KVUSA and no other proceedings on the part of KVUSA are necessary to authorize this Agreement and each of the Transaction Documents to which KVUSA is a party, the performance of such obligations or the consummation of such transactions.

5.3.    Enforceability. This Agreement and each of the other Transaction Documents to which KVUSA is a party have been duly and validly executed and delivered by KVUSA and (assuming such agreements constitute the legal, valid and binding obligations of the Sellers) constitute the legal, valid and binding agreement of KVUSA, enforceable against KVUSA in accordance with their terms.

5.4.    No Violation or Conflict; Consents. Neither the execution and delivery by KVUSA of this Agreement or any of the other Transaction Documents to which it is a party, nor the performance by KVUSA of its obligations hereunder and thereunder, nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly (with or without notice or lapse of time or both):

(i)    violate, contravene, conflict with or Breach any term or provision of the Organizational Documents of KVUSA or any resolution or vote adopted by the manager(s) or members of KVUSA;

(ii)    violate, contravene or conflict with any of the terms, conditions or requirements of, or require any notice to or filing with any Governmental Authority or other Person under, any Permit, Law or Order applicable to KVUSA or any of its assets or properties;

(iii)    give any Governmental Authority the right to revoke, withdraw, suspend, cancel, modify, or terminate any Permit held by KVUSA; or

(iv)    require any Permit or other Consent of, or filing with or notification to, any Governmental Authority or other Person.

5.5.    Brokers. No investment banker, broker, agent, finder, advisor, firm or other Person acting on behalf of KVUSA or its stockholders is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

5.6.    Investment Intent. KVUSA is acquiring the Interests for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. KVUSA confirms that the Sellers and the Company have made available to KVUSA and its representatives and agents the opportunity to ask questions of the officers and management employees of the Company and to acquire such additional information about the business and financial condition of the Company as KVUSA has requested.

5.7.    Litigation. There is no suit, action, proceeding, claim or investigation pending, or, to KVUSA’s Knowledge, threatened, against KVUSA that would affect the consummation of the transactions contemplated by this Agreement.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES OF EQUIS II

Equis II represents and warrants to the Sellers as follows:

6.1.    Organization. Equis II is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all corporate power and authority to own or lease all of its properties and assets and to conduct its business as presently conducted.

6.2.    Authority of Equis II. Equis II has all requisite corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by Equis II of this Agreement and each of the other Transaction Documents to which it is a party, the performance by Equis II of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of Equis II and no other corporate proceedings on the part of Equis II are necessary to authorize this Agreement and each of the Transaction Documents to which Equis II is a party, the performance of such obligations or the consummation of such transactions.

6.3.    Enforceability. This Agreement and each of the other Transaction Documents to which Equis II is a party have been duly and validly executed and delivered by Equis II and (assuming such agreements constitute the legal, valid and binding obligations of the Sellers) constitute the legal, valid and binding agreement of Equis II, enforceable against Equis II in accordance with their terms.

6.4.    No Violation or Conflict; Consents. Neither the execution and delivery by Equis II of this Agreement or any of the other Transaction Documents to which it is a party, nor the performance by Equis II of its obligations hereunder and thereunder, nor the consummation of the transactions contemplated hereby and thereby will, directly or indirectly (with or without notice or lapse of time or both):

(i)    violate, contravene, conflict with or Breach any term or provision of the Organizational Documents of Equis II or any resolution or vote adopted by the Board of Directors or stockholders of Equis II;

(ii)    violate, contravene or conflict with any of the terms, conditions or requirements of, or require any notice to or filing with any Governmental Authority or other Person under, any Permit, Law or Order applicable to Equis II or any of its assets or properties;

(iii)    give any Governmental Authority the right to revoke, withdraw, suspend, cancel, modify, or terminate any Permit held by Equis II; or

(iv)    require any Permit or other Consent of, or filing with or notification to, any Governmental Authority or other Person.

6.5.    Brokers. No investment banker, broker, agent, finder, advisor, firm or other Person acting on behalf of Equis II or its stockholders is, or will be, entitled to any commission or broker’s or finder’s fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with any of the transactions contemplated herein.

6.6.    Investment Intent. Equis II is acquiring the Interests for its own account and not with a view to its distribution within the meaning of Section 2(11) of the Securities Act. Equis II confirms that the Sellers and the Company have made available to Equis II and its representatives and agents the opportunity to ask questions of the officers and management employees of the Company and to acquire such additional information about the business and financial condition of the Company as Equis II has requested.

6.7.    Litigation. There is no suit, action, proceeding, claim or investigation pending, or, to Equis II’s Knowledge, threatened, against Equis II that would affect the consummation of the transactions contemplated by this Agreement.

ARTICLE 7

COVENANTS OF THE PARTIES

7.1.    Conduct of Business of the Company. During the period from the date of this Agreement to the Closing Date, the Company shall, and the Sellers shall cause the Company to: (i) conduct its operations in the Ordinary Course of Business; (ii) use reasonable best efforts to preserve intact its business organization, keep available the services of its current managers, officers, employees, consultants and agents; (iii) use reasonable best efforts to preserve the goodwill of the Company; (iv) cooperate with all reasonable due diligence requests of the Buyers; (v) provide the Buyers with reasonable access to all books, records, partners and employees of the Company, including but not limited to plans, surveys, reports and other documents or records that pertain to the Company and its assets, including any appraisals or other valuations; and (vi) promptly advise the Buyers in writing of any Material Adverse Event.

7.2.    Notification of Certain Matters. The Sellers shall give prompt notice to the Buyers, and the Buyers shall give prompt notice to the Sellers, of the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely (a) to cause any representation or warranty of such party contained in this Agreement to be untrue, inaccurate or incomplete in any material respect at or prior to the Closing, or (b) to result in any material failure of such party to comply with or satisfy any condition, obligation, covenant or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 7.2 shall not limit or otherwise affect any representations and warranties or any conditions, obligations, covenants or agreements under this Agreement, or the rights or remedies, pursuant to Article X, available to the Buyer receiving such notice relating to such occurrence or non-occurrence.

ARTICLE 8
CONDITIONS TO CLOSING

8.1.    Conditions to Obligations of the Sellers. The obligations of the Sellers to close the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver by the Sellers at or prior to the Closing of the following conditions:

(i)    The Buyers shall have performed or complied with their obligations, covenants and agreements contained in this Agreement (considered individually and collectively) required to be performed or complied with at or prior to the Closing;

(ii)    The representations and warranties of the Buyers contained in this Agreement (considered individually and collectively) shall be true, correct and complete on and as of the date hereof and on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (provided that representations and warranties which are confined to a specific date shall speak only as of such date);

(iii)    The Sellers shall have received from the Buyers the deliveries referred to in Section 3.3;

(iv)    Each of the Sellers shall have received an opinion regarding the fairness, from a financial point of view, of the consideration to be received by each Seller and/or the interest holders of such Seller, in form and substance satisfactory to such Seller in each Seller’s sole discretion; and

(v)    No Law or Order shall have been enacted, entered, promulgated, issued or enforced by any Governmental Authority of competent jurisdiction which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated hereby; provided, however, that the parties shall use reasonable best efforts to cause any such Law or Order to be vacated or lifted.

8.2.    Conditions to Obligations of the Buyers. The obligations of the Buyers to close the transaction contemplated hereby shall be subject to the satisfaction or waiver by the Buyers at or prior to the Closing of the following conditions:

(i)    The Sellers shall have performed or complied with their obligations, covenants and agreements, including restrictive covenants, contained in this Agreement (considered either individually and/or collectively, as applicable) required to be performed or complied with at or prior to the Closing;

(ii)    The representations and warranties of the Sellers contained in this Agreement (considered individually and collectively) shall be true, correct and complete, when made and on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

(iii)    The Buyers shall have received the deliveries referred to in Section 3.2;

(iv)    Buyers shall have entered into an agreement with 18177 Yukon Inc. (“Yukon”), to be effective at Closing, whereby Yukon agrees to subordinate all of its rights to distributions from KVDLP until such time as (a) the Notes are paid in full or accelerated, and (b) the Buyers have received a 12% return on the Purchase Price, as more fully described therein;

(v)    No Law or Order shall have been enacted, entered, promulgated, issued or enforced by any Governmental Authority of competent jurisdiction, and no Proceeding shall have been commenced or threatened, which prohibits, restrains, enjoins or restricts the consummation of the transactions contemplated hereby; provided, however, that the parties shall use reasonable best efforts to cause any such Law or Order to be vacated or lifted;

(vi)    KVUSA shall have received an appraisal of the Company, in form and substance satisfactory to KVUSA in its sole discretion;

(vii)    KVUSA shall have completed and shall be satisfied with, in its sole reasonable discretion, its due diligence investigation with respect to the business and financial condition of the Company;

(viii)  No Material Adverse Event shall exist or shall have occurred since the date of this Agreement; and

(ix)  Each of the Sellers shall have obtained “tail” insurance, in form and substance reasonably acceptable to KVUSA.

ARTICLE 9

TERMINATION

9.1.    Termination. This Agreement may be terminated and the transaction contemplated hereby may be abandoned at any time prior to the Closing, as follows:

(a)    by mutual written consent of the Buyers and the Sellers;

(b)    by either of the Buyers or either of the Sellers if the Closing shall not have occurred on or before February 15, 2005 (provided that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party hereto whose failure to perform or comply with any covenant, condition or obligation under this Agreement has been the cause of, or resulted in, the failure of the transactions to be consummated on or before such date);

(c)    by either of the Buyers or either of the Sellers if any Governmental Authority of competent jurisdiction shall have issued a final Order restraining, enjoining or prohibiting the transactions contemplated by this Agreement and such Order is or shall have become final and non-appealable;

(d)    by either of the Sellers if prior to the Closing Date there shall have been a material Breach of any of the representations, warranties, covenants or agreements of the Buyers contained in this Agreement which cannot be or has not been cured within twenty (20) days after notice thereof to the Buyers;

(e)    by KVUSA if (i) prior to the Closing Date, or on February 15, 2005, there shall have been a material Breach of any of the representations, warranties, covenants or agreements on the part of the Company or the Sellers contained in this Agreement which cannot be or has not been cured within the earlier of (x) twenty (20) days after notice thereof to the Sellers or (y) February 15, 2004, or (ii) a Material Adverse Event shall have occurred and is continuing on the earlier of (x) the Closing Date or (y) February 15, 2004;

(f)    by KVUSA if the condition set forth in 8.2(vii) has not been satisfied or waived prior to February 15, 2005;

(g)    by either Seller in the event that such Seller’s Managing Trustee or Liquidating Trustee, as applicable, believes that it would violate its fiduciary duty to the respective Trust or Liquidating Trust and/or their respective beneficiaries close the transactions contemplated hereby; or

(h)    by either Seller in the event that such Seller makes a determination that the cost of obtaining the “tail” insurance described in Section 8.2(ix) is unreasonable.

9.2.    Effect of Termination.

(a)    If this Agreement is terminated in accordance with Section 9.1, this Agreement shall hereafter become null and void and of no further force or effect, except that the terms and provisions of this Section 9.2 and the following other Sections shall survive such termination and shall remain in full force and effect:

Section 11.3 (Notices),

Section 11.4 (Entire Agreement),

Section 11.11 (Expenses), and

Section 11.12 (Governing Law).

(b)    (i) In connection with the negotiation and execution of this Agreement, the Sellers agree that KVUSA has devoted significant time and effort and has incurred significant expense in analyzing the transactions contemplated herein. In the event that either of the Buyers terminates this Agreement pursuant to any applicable subsection of Section 9.1 (subject to the proviso in Section 9.1(b)) or if either of the Sellers terminates this Agreement pursuant to Sections 9.1(c), 9.1(g) or 9.1(h), KVUSA shall be entitled to the return of the Deposit; otherwise, the Deposit shall be distributed pro-rata to the Sellers upon termination of this Agreement. Upon any termination, the parties hereto covenant and agree to immediately provide the Escrow Agent with written instructions regarding the return or distribution of the Deposit. For the avoidance of doubt, each party hereto covenants and agrees to provide such instructions with respect to such termination in accordance herewith, even if such party disputes the basis of such termination. If a dispute exists, such dispute shall be noted in the instructions delivered to the Escrow Agent, and the parties hereto agree that in the event of such a dispute, the instructions delivered to the Escrow Agent shall include an instruction that the Escrow Agent treat the Deposit in accordance with Section F of the Escrow Agreement.

(ii) In addition to the foregoing, in the event this Agreement is terminated by either of the Sellers pursuant to Section 9.1(g) and instructions have been given to the Escrow Agent to return the Deposit to KVUSA, each of the Sellers shall, within three (3) business days of receipt of a copy of such instructions, pay $50,000 in immediately available funds to KVUSA as liquidated damages and not as a penalty (each such payment, together, the “Break-Up Fee”). If the Deposit is returned to KVUSA as provided in (i) above, or, with respect to a termination pursuant to Section 9.1(g), the Deposit is returned and the Break-Up Fee is paid, then such payments under this Section 9.2(b) shall be the sole and exclusive remedy for the Buyers upon the termination of this Agreement.

(c)    Except as expressly set forth in Section 9.2(b) above, any termination of this Agreement shall not relieve any party hereto from any Liability for any Breach of its representations, warranties, covenants or agreements contained herein. The exercise of a right of termination under this Agreement by any party hereto shall not be an election of remedies.

ARTICLE 10

INDEMNIFICATION

10.1.    Survival.

(a)    Representations and Warranties. All of the representations and warranties of the parties contained in this Agreement shall survive the Closing and shall continue in full force and effect for a period of six (6) months following the Closing Date.

(b)    Covenants and Agreements. All of the covenants and agreements of the parties shall survive the Closing and continue in full force and effect forever, or otherwise in accordance with their respective terms.

(c)    Timely Claims. No party shall have any liability (for indemnification or otherwise) based upon any claim for indemnification arising out of the Breach of any representation or warranty contained in this Agreement or in any of the other Transaction Documents, to be fulfilled or complied with at or before the Closing unless such party is given notice asserting a claim with respect thereto prior to the termination of the applicable time period set forth under Section 10.1(a). Any representation or warranty as to which a claim for indemnification (including a contingent claim) shall have been asserted during the survival period shall continue in effect with respect to such claim until such claim shall have been finally resolved or settled.

10.2.    Terms of Indemnification. Subject to the terms and provisions of this Agreement,

(a)    (i) the Sellers, jointly and severally, shall indemnify the Buyer Parties against, and shall protect, defend and hold harmless the Buyer Parties from, all Damages arising out of, relating to, or resulting from any Breach of any of the Sellers’ or the Company’s respective representations, warranties, covenants or agreements contained in this Agreement, including the schedules hereto or in any of the other Transaction Documents.

(ii) The Sellers, severally but not jointly, shall indemnify the Buyer Parties against, and shall protect, defend and hold harmless the Buyer Parties from all Damages arising out of, relating to, or resulting from any Proceeding, commenced at any time (and without regard to any survival period for any representation or warranty contained in this Agreement), that is brought (x) by any beneficial interest holder of either of the Sellers, or (y) on a derivative basis by any beneficial interest holder of either Seller on behalf of such Seller, and, in the case of each of (x) and (y) above, which relates to or arises out of any event, fact or circumstance existing prior to the Closing and relates to the transactions contemplated by this Agreement, including without limitation the liabilities, damages, costs and expenses incurred by the Company and the Buyers (including attorney’s fees) in connection with the defense, settlement or other resolution thereof.

(b)    the Buyers, severally but not jointly, shall indemnify the Seller Parties against, and shall protect, defend and hold harmless the Seller Parties from, all Damages arising out of, relating to, or resulting from any Breach of either of the Buyers’ representations, warranties, covenants or agreements contained in this Agreement or in any of the other Transaction Documents.

10.3.    Procedures with Respect to Third-Party Claims. Promptly after the occurrence of any claim, assertion, event, action or proceeding against the Company or any party hereto which could give rise to a claim for indemnification under this Article 9, the party seeking indemnification (the “Indemnified Party”) shall give notice to the party from whom indemnification is sought (the “Indemnifying Party”) if it wishes to assert a claim for indemnification under this Article 10. The failure of the Indemnified Party to timely deliver such notice shall not reduce the liability of the Indemnifying Party except to the extent the Indemnifying Party demonstrates that the defense of the subject claim has been prejudiced by such failure. The Indemnifying Party shall then be entitled to participate in such action or proceeding and, to the extent that it shall wish, to assume the defense thereof with counsel satisfactory to such Indemnified Party (but prior to assuming such defense the Indemnifying Party shall have acknowledged in writing its indemnification obligation hereunder). After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of a claim, the Indemnifying Party shall not be liable to such Indemnified Party under Section 10.2 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation. If an Indemnifying Party assumes the defense of such an action (a) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party’s consent (which shall not be unreasonably withheld) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnified Party and (ii) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party, and (b) the Indemnifying Party shall have no liability with respect to any compromise or settlement thereof effected by the Indemnified Party without its consent (which shall not be unreasonably withheld). If notice is given to an Indemnifying Party of the commencement of any action and it does not, within thirty (30) days after the Indemnified Party’s notice is given, give notice to the Indemnified Party of its election to assume the defense thereof (and in connection therewith, acknowledges in writing its indemnification obligation hereunder), the Indemnifying Party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the Indemnified Party. Notwithstanding the foregoing, if an Indemnified Party determines in good faith that there is a reasonable probability that any action may materially and adversely affect it or its Affiliates other than as a result of monetary damages, such Indemnified Party may, by notice to the Indemnifying Party, assume the exclusive right to defend, compromise or settle such action, but the Indemnifying Party shall have no liability with respect to judgment entered in any action so defended, or a compromise or settlement thereof entered into, without its consent (which shall not be unreasonably withheld).

10.4.    Indemnification Cap and Threshold.

(a)    Indemnification Cap. The maximum aggregate liability of each party for claims for indemnification made pursuant to in Section 10.2 shall be Five Hundred Thousand and 00/100 Dollars ($500,000) (the “Indemnification Cap”).

(b)    Indemnification Threshold. No Buyer Party shall be entitled to make any claim for indemnification pursuant to Section 10.2(a) unless and until the aggregate amount of Damages with respect to all such claims that may be made by all Buyer Parties pursuant to this Article 10 as a result of a Breach of any of the Sellers’ representations, warranties, obligations, covenants or agreements set forth in this Agreement exceeds an aggregate of One Hundred Thousand and 00/100 Dollars ($100,000) (the “Indemnification Threshold”), after which the Sellers shall be liable for the full amount of such Damages, subject to the Indemnification Cap. No Seller shall be entitled to make any claim for indemnification pursuant to Section 10.2(b) unless and until the aggregate amount of Damages with respect to all such claims that may be made by the Sellers pursuant to this Article 10 exceeds the Indemnification Threshold, after which the Buyers shall be liable for the full amount of such Damages, subject to the Indemnification Cap.

(c)    Applicability of Indemnification Cap and Threshold. Notwithstanding anything in this Article 10 to the contrary, neither the Indemnification Cap nor the Indemnification Threshold shall apply to or against, and the parties shall be liable under this Article 10 for, the entirety of any Damages resulting from, arising out of, in the nature of, or caused by (i) any fraudulent, willful or intentional Breach by any party of any of its representations, warranties or covenants set forth herein (ii) the indemnification of the Buyer Parties contained in Section 10.2(a)(ii), or (iii) any failure by the Buyers to perform their obligations under the Guaranty.

10.5.    Additional Indemnification Provisions.

(a)    Other Recoveries; Insurance. Notwithstanding anything herein to the contrary, no party shall be entitled to indemnification or reimbursement under any provision of this Agreement for any amount to the extent such party or its Affiliates has been indemnified or reimbursed for such amount under any other provision of this Agreement, the exhibits attached hereto, or any document executed in connection with this Agreement or otherwise. Furthermore, in the event any Damages related to a claim by either Buyer is covered by insurance, such Buyer agrees to use commercially reasonable efforts to seek recovery under such insurance and such Buyer shall not be entitled to recovery from the Sellers (and shall refund amounts received up to the amount of indemnification actually received) with respect to such Damages to the extent, and only to the extent, such Buyer recovers the insurance payment specified in the policy.

(b)    Mitigation. The parties shall take all commercially reasonable steps (to the extent then available or possible) to mitigate all Damages upon and after becoming aware of any event which could reasonably be expected to give rise to such Damages.

10.6.    Exclusive Remedy. Except with respect to claims arising out of, in the nature of, or caused by any fraudulent, willful or intentional Breach by any party of any of its representations, warranties or covenants set forth herein, and notwithstanding anything to the contrary contained herein, the indemnification provided in this Article 10 shall be the sole and exclusive remedy after the Closing Date available to the parties for Breach of any of the terms, conditions, representations, warranties or covenants contained herein or any right, claim or action arising from the transactions contemplated by this Agreement. Nothing contained herein, however, shall preclude a party from seeking injunctive relief or specific performance, under circumstances where such relief might be appropriate, provided that the moving party shall not be entitled to ancillary relief in the nature of Damages or fee awards unless specifically so provided for herein.

ARTICLE 11

GENERAL PROVISIONS

11.1.    Parties in Interest; Successors and Assigns; No Third Party Rights. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, title, privilege, benefit, interest, remedy or claim of any nature whatsoever under or by reason of this Agreement, or any term or provision hereof.

11.2.    Assignment. This Agreement and the rights, title, privileges, benefits, interests, remedies and obligations hereunder may not be assigned by any party hereto, by operation of law or otherwise; provided, however, that either Buyer may (a) assign any or all of its rights, title, privileges, benefits, interests and remedies hereunder to any one or more of its Affiliates; (b) designate any one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases such Buyer nonetheless shall remain responsible for the performance of all of its obligations hereunder); and (c) assign any or all of its rights, title, privileges, benefits, interests and remedies hereunder to and for the benefit of any lender to such Buyers for the purpose of providing collateral security.

11.3.    Notices. All notices, requests, claims, instructions and other communications required or permitted under this Agreement shall be in writing and shall be (a) delivered personally, (b) sent by national overnight courier, with all costs and expenses therefore prepaid (c) sent by certified mail, postage prepaid, return receipt requested, or (d) by facsimile transmission, with a confirmation sent by one of the foregoing methods to the address of such party as such party has notified the other parties in writing prior to the date hereof, together with copies to such other persons as such parties may request.

11.4.    Entire Agreement. This Agreement, together with each of the other Transaction Documents, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof, and supersede all prior or contemporaneous agreements and understandings, whether written or oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof.

11.5.    Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which, taken together, shall be deemed to constitute one and the same instrument. This Agreement may be executed by facsimile signature.

11.6.    Severability. If any term or other provision of this Agreement is deemed to be invalid, illegal or incapable of being enforced under any Law, Order or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

11.7.    Amendment. This Agreement may not be amended or modified except by a written instrument, specifically referring to this Agreement and signed by each of the parties hereto.

11.8.    Waiver. Neither the failure nor any delay of any party to this Agreement to assert or exercise any right, power, privilege or remedy under this Agreement, any of the other Transaction Documents or otherwise, or to enforce any term or provision hereof or thereof, shall constitute a waiver of such right, power, privilege or remedy, and no single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise of such right, power, privilege or remedy or the exercise of any other right, power, privilege or remedy. The rights, powers, privileges and remedies of the parties to this Agreement are cumulative and not alternative. Any waiver of any right, power, privilege or remedy hereunder or under any of the Transaction Documents shall be valid and binding only if set forth in a written instrument specifically referring to this Agreement and signed by the party or parties giving such waiver, and shall be effective only in the specific instance and for the specific purpose for which it is given. At any time prior to the Closing Date, the Buyers with respect to the Sellers and the Sellers with respect to the Buyers may, subject to and in accordance with the provisions of this Section 11.8, (a) waive any inaccuracies in the representations and warranties contained in this Agreement or in any of the other Transaction Documents; and (b) waive compliance with any of the conditions, covenants or agreements contained in this Agreement or in any of the other Transaction Documents.

11.9.    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all further agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

11.10.    Legal Counsel. Each party to this Agreement acknowledges and represents that it has been represented by its own separate legal counsel in connection with the negotiations and preparation of this Agreement and each of the other Transaction Documents to which it is a party, and in connection with the transactions contemplated hereby and thereby, with the opportunity to seek advice as to its legal rights from such counsel. Each party hereto further represents that it is being independently advised as to the tax consequences of such transactions.

11.11.    Expenses. The Sellers shall bear all reasonable and customary fees, costs and expenses incurred in connection with this Agreement (including the preparation, negotiation and performance hereof) and the transactions contemplated hereby (including fees and disbursements of attorneys, accountants, agents, representatives and financial and other advisors).

11.12.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of The Commonwealth of Massachusetts without regard to any conflict of Laws principles that would cause the application of the Laws of any other jurisdiction.

[The remainder of this page is intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly caused this Equity Purchase Agreement to be executed, as an instrument under seal, as of the date first above written.

The Buyers:    KETTLE VALLEY USA LLC

Signature: ___/s/ Lauren L. Holmes______________

Printed Name: ___Lauren L. Holmes_____________

Title:  _____Vice President ____________________

EQUIS II CORPORATION

Signature: ___/s/ James A. Coyne________________

Printed Name: _____________________________

Title:  ___________________________________

The Sellers:    AFG INVESTMENT TRUST C
and
AFG INVESTMENT TRUST D

By: AFG ASIT CORPORATION, as Managing Trustee

Signature: ____/s/ James A. Coyne__________

Printed Name: _________________________

Title: ________________________________

The Company:    EFG/KETTLE DEVELOPMENT LLC

By: __ James A. Coyne______________, as Manager

Signature: _____/s/ James A. Coyne____________

Printed Name: ____James A. Coyne___________

Title: ________________________________

Signature Page to Equity Purchase Agreement

EXHIBIT A

ESCROW AGREEMENT

This Agreement is entered into as of the 31st day of December, 2004 by and among Kettle Valley USA LLC, a Florida limited liability company (“KVUSA”), Equis II Corporation, a Delaware corporation (“Equis II” and, together with KVUSA, each a “Buyer” and together the “Buyers”), AFG Investment Trust C, a Delaware statutory trust (“Trust C”), AFG Investment Trust D, a Delaware statutory trust (“Trust D” and, together with Trust C, each a “Seller” and, together, the “Sellers”), EFG/Kettle Development LLC, a Delaware limited liability company (the “Company”) and Wilmington Trust Company, as escrow agent (the "Escrow Agent").

This Agreement is being entered into in connection with the execution of an Equity Purchase Agreement (the “Purchase Agreement”) among the Buyers, the Sellers and the Company relating to the sale of all of the equity interests in the Company (the “Interests”). All terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

In consideration of the payments herein provided for and the mutual agreements of the parties herein contained, the parties hereto agree as follows:

(A)    The Escrow Agent has established in its own name a special account, Number 068986-000.1 (the "Escrow Account"). All deposits by the parties in the Escrow Account shall be made by wire transfer of immediately available funds to the Escrow Agent as follows: ABA# 031100092, Account No. 068986-000.1, Name: KVUSA Escrow, Ref:  Attn:  Steve Cimalore, VP. All funds deposited therein shall be held without interest;

(B)    Upon execution of this Agreement, KVUSA shall forward to the Escrow Account the sum of One Hundred Thousand Dollars ($100,000) (the “Deposit”);

(C)    Thereupon, upon written instructions by all parties hereto, the Escrow Agent is authorized and directed to take such action as the parties may direct pursuant to the terms of the Purchase Agreement;

(D)    Any instructions, directions or notices required to be delivered hereunder to the Escrow Agent (i) shall be in writing, (ii) may be delivered by hand delivery, reputable overnight courier, facsimile or telecopy, and (iii) may be executed in one or more counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same instrument. All notices to the Escrow Agent shall be addressed as follows:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890
Attention: Corporate Trust Administration
Fax: (302) 636-4149

(E)    The Escrow Agent shall act as stakeholder and shall not be responsible for genuineness, validity, sufficiency or collectibility of funds deposited hereunder or any description of property or other thing therein, and shall not be required to determine the existence of any fact or decide any questions of law. It shall not be liable in any respect on the account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such funds, its duties hereunder being limited to the safekeeping of such funds received by it as Escrow Agent, and for the delivery of the same in accordance with this Agreement. The parties hereto recognize that Wilmington Trust Company is acting as Escrow Agent hereunder, and, after January 1, 2005, will also be acting as the Liquidating Trustee of each of the Sellers. Each of the parties hereto recognizes that acting in both capacities creates a potential conflict of interest with respect to Wilmington Trust Company, and each party hereto hereby waives any and all such conflicts of interest.

(F)    In accepting any funds delivered hereunder it is agreed and understood between the parties hereto that the Escrow Agent will not be called upon to construe any contract or instrument deposited herewith, and shall be required to act in respect of the deposits herein made only upon the joint consent in writing, of the parties hereto, and in the failure of such agreement or consent, it reserves the right to hold any money in its possession concerning this escrow, until a mutual agreement in writing has been reached between all of said parties and delivered to it or until delivery is legally authorized and ordered by final judgment or decree of the courts of the State of Delaware or other court of competent jurisdiction; and in case the Escrow Agent obeys or complies with any judgment, order or decree of a court of competent jurisdiction, it shall not be liable to any of the parties hereto nor to any other person, firm or corporation by reason of such compliance, notwithstanding that any such judgment, order or decree is subsequently reversed, modified, annulled, set aside or vacated.

(G)    The Escrow Agent, as part of the consideration for the acceptance of this escrow, will not be liable for any acts or omissions done in good faith, nor for any claims, demands or losses, nor for any damages made or suffered by any party to this escrow, except such as may arise through or be caused by its bad faith or gross negligence.

(H)    The Escrow Agent's fee in the amount of $2,500 and expenses shall be paid by the Sellers at the Closing. In addition, the Escrow Agent shall be entitled to reasonable compensation, including attorney's fees and expenses for unusual circumstances or, in the event it is necessary to seek an order by a court, it may employ attorneys for the reasonable protection of the escrow property and of itself and shall have a lien on all money, documents or property held in escrow to cover the same.

(I)    In the event the escrow instructions set forth in paragraph (C) above have not been accomplished on or before 5:00 P.M., E.S.T., February 15, 2005, the Escrow Agent shall have the right to consider this Agreement of no further force and effect, and shall have the right to return the Deposit to KVUSA and the delivery of the Deposit in accordance herewith shall relieve the said Escrow Agent from any further liability with reference thereto; this provision, however, may at any time be waived by the Escrow Agent. An extension of the term of this escrow may be entered into at any time by the mutual consent of the parties hereto, upon the condition, however, that the same be reduced to writing and delivered to and accepted by the said Escrow Agent.

(J)    It is further understood and agreed between the parties that this Agreement is the only contract between the Escrow Agent and the parties hereto and that it supersedes any other contract with reference to this escrow deposit, insofar as said Escrow Agent is concerned, and that the said Escrow Agent may rely absolutely hereon to the exclusion of any and all other agreements between the parties hereto.

(K)    This Agreement may be executed in multiple counterparts, each of which shall constitute an original, all of which, taken together, shall constitute one and the same instrument.

(L)    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

[The remainder of this page is left intentionally blank. Signature page follows.]

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This Escrow Agreement has been executed by the parties hereto as of the date set forth above.

The Buyers:    KETTLE VALLEY USA LLC

Signature: _________________________________

Printed Name: _____________________________

Title:     ___________________________________

EQUIS II CORPORATION

Signature: _________________________________

Printed Name: _____________________________

Title:     ___________________________________

The Sellers:    AFG INVESTMENT TRUST C
and
AFG INVESTMENT TRUST D

By: AFG ASIT CORPORATION, as Managing Trustee

Signature: ____________________________

Printed Name: _________________________

Title:     _______________________________

The Company:    EFG/KETTLE DEVELOPMENT LLC

By: _____________________, as Manager

Signature: ____________________________

Printed Name: _________________________

Title:     _______________________________

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The foregoing escrow is accepted as of the above date.

The Escrow Agent:    WILMINGTON TRUST COMPANY

Signature: ________________________

Printed Name: _____________________

Title: ____________________________

EXHIBIT B

PROMISSORY NOTE

$1,300,000.00    [_________ __], 2004

FOR VALUE RECEIVED, Kettle Valley USA LLC, a Florida limited liability company having its principal place of business at ___________________________ ("Maker"), promises to pay to the order of AFG Investment Trust C, a Delaware statutory trust having its principal place of business at c/o Equis Financial Group, 200 Nyala Farms Road, Westport, CT 06880 ("Payee"), the principal sum of

ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS

($1,300,000.00), with interest at the rate of seven percent (7%) per annum, compounded quarterly, computed from the date hereof. Unless extended pursuant to the terms hereof, principal and interest shall be paid in one installment on [__________ __], 2005 (the “Maturity Date”). If such payment date shall not be a business day, such payment shall be due on the next business day following such date. All payments shall be made to Payee at the address shown below or at such other place as Payee may from time to time designate in writing. Terms used but not defined herein shall have the meanings set forth in that certain Equity Purchase Agreement of even date herewith by and among the Maker and Equis II Corporation, as buyers, Payee and AFG Investment Trust D, as sellers, and EFG/Kettle Valley Development LLC (the “Company”).

This Note may be prepaid in whole or, from time to time, in part at any time without premium or penalty. This Note shall be prepaid in an amount equal to any distributions or other amounts received by the Maker from the Company, in each case within five (5) business days of receipt of such distributions or amounts. All payments hereunder shall be payable in lawful money of the United States and all payments shall be applied first to any costs and expenses of the Payee due hereunder, then to interest due hereunder, and any balance shall be applied in reduction of principal.

Absent any Event of Default (as hereinafter defined), the Maker may, with written notice to the Payee, extend the term of this Note for a single extension term of up to eleven (11) months (the “Extension Term”). If Maker so extends this Note, this Note shall bear interest at the rate of eleven percent (11%) per annum, compounded quarterly, computed from the Maturity Date to the end of the Extension Term.

All amounts payable under this Note shall immediately become due and payable in full at the option of Payee without notice or demand if any one or more of the following events (an "Event of Default") shall occur:

a.    Maker shall fail to make any payment hereunder when and as the same shall become due.

b.    Maker shall admit in writing its inability to pay its debts as they mature or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of a trustee or receiver for all or a substantial part of its property.

c.    A trustee or receiver shall be appointed for Maker or for all or a substantial part of its property and such trustee or receiver shall not be discharged within sixty (60) days after such appointment.

d.    Bankruptcy, reorganization, arrangement or insolvency proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors shall be instituted by or against Maker and, if instituted against Maker, shall be consented to or shall not be dismissed within sixty (60) days after being instituted.

In the event that any payment due hereunder shall not be paid when due, the Maker shall pay a late fee equal to two percent (2%) of such payment. Notwithstanding any provision of this Note, in no event, whether by reason of acceleration of maturity of this Note or otherwise, shall the interest under this Note exceed the highest lawful rate of interest applicable to this Note (the “Maximum Rate”). If under any circumstances interest would otherwise be payable on this Note in excess of interest computed at the Maximum Rate, an amount equal to any excessive interest shall be applied to reduction of the principal amount of this Note and not to the payment of interest. If such excessive interest exceeds the unpaid principal balance of this Note, then Payee shall refund such excess to Maker.

All of the obligations of the Maker hereunder shall be secured by a pledge of all of Maker’s equity interest in the Company, as more fully set forth in that certain Pledge Agreement of even date herewith, by and between Maker, Payee, AFG Investment Trust D and the Company.

Maker hereby waives presentment, demand, notice, protest, dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the obligations of Maker under this Note, and the exercise of and enforcement of any rights hereunder by Payee, and assents without notice to any extension or postponement of the time of payment, to the addition or release of any party or person in any way liable hereunder, and to the compromise or settlement of the liability of any such party or person hereunder, which may from time to time be agreed to by Payee.

All notices required or permitted hereunder shall be in writing and shall be delivered in hand or by facsimile, commercial overnight courier or certified or first-class mail, postage prepaid, as follows:

If to Maker:    Kettle Valley USA LLC
________________________
________________________
________________________

If to Payee:    AFG Investment Trust C
c/o Equis Financial Group
200 Nyala Farms Road
Westport, CT 06880

or such other address or addresses as Maker or Payee may designate from time to time by notice given in accordance with the foregoing.

All of the provisions of this Note shall be binding upon and inure to the benefit of Maker and its respective successors, assigns and legal representatives. This Note shall be binding upon and inure to the benefit of the Payee, but shall not be transferable by the Payee. This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflict or choice of law principles.

Maker shall pay all costs and expenses, including legal expenses and reasonable attorney’s fees incurred by Payee in connection with the enforcement of Maker’s obligations under this Note. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and no single or partial exercise of any right hereunder shall preclude other or future exercise thereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note, under seal, as of the date first written above.

KETTLE VALLEY USA LLC

By: ____________________, its manager

By: ___________________________
Name: _________________________
Title: __________________________

EXHIBIT C

PROMISSORY NOTE

$1,300,000.00    [_________ __], 2004

FOR VALUE RECEIVED, Kettle Valley USA LLC, a Florida limited liability company having its principal place of business at ___________________________ ("Maker"), promises to pay to the order of AFG Investment Trust D, a Delaware statutory trust having its principal place of business at c/o Equis Financial Group, 200 Nyala Farms Road, Westport, CT 06880 ("Payee"), the principal sum of

ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS

($1,300,000.00), with interest at the rate of seven percent (7%) per annum, compounded quarterly, computed from the date hereof. Unless extended pursuant to the terms hereof, principal and interest shall be paid in one installment on [__________ __], 2005 (the “Maturity Date”). If such payment date shall not be a business day, such payment shall be due on the next business day following such date. All payments shall be made to Payee at the address shown below or at such other place as Payee may from time to time designate in writing. Terms used but not defined herein shall have the meanings set forth in that certain Equity Purchase Agreement of even date herewith by and among the Maker and Equis II Corporation, as buyers, Payee and AFG Investment Trust C, as sellers, and EFG/Kettle Valley Development LLC (the “Company”).

This Note may be prepaid in whole or, from time to time, in part at any time without premium or penalty. This Note shall be prepaid in an amount equal to any distributions or other amounts received by the Maker from the Company, in each case within five (5) business days of receipt of such distributions or amounts. All payments hereunder shall be payable in lawful money of the United States and all payments shall be applied first to any costs and expenses of the Payee due hereunder, then to interest due hereunder, and any balance shall be applied in reduction of principal.

Absent any Event of Default (as hereinafter defined), the Maker may, with written notice to the Payee, extend the term of this Note for a single extension term of up to eleven (11) months (the “Extension Term”). If Maker so extends this Note, this Note shall bear interest at the rate of eleven percent (11%) per annum, compounded quarterly, computed from the Maturity Date to the end of the Extension Term.

All amounts payable under this Note shall immediately become due and payable in full at the option of Payee without notice or demand if any one or more of the following events (an "Event of Default") shall occur:

a.    Maker shall fail to make any payment hereunder when and as the same shall become due.

b.    Maker shall admit in writing its inability to pay its debts as they mature or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of a trustee or receiver for all or a substantial part of its property.

c.    A trustee or receiver shall be appointed for Maker or for all or a substantial part of its property and such trustee or receiver shall not be discharged within sixty (60) days after such appointment.

d.    Bankruptcy, reorganization, arrangement or insolvency proceedings or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors shall be instituted by or against Maker and, if instituted against Maker, shall be consented to or shall not be dismissed within sixty (60) days after being instituted.

In the event that any payment due hereunder shall not be paid when due, the Maker shall pay a late fee equal to two percent (2%) of such payment. Notwithstanding any provision of this Note, in no event, whether by reason of acceleration of maturity of this Note or otherwise, shall the interest under this Note exceed the highest lawful rate of interest applicable to this Note (the “Maximum Rate”). If under any circumstances interest would otherwise be payable on this Note in excess of interest computed at the Maximum Rate, an amount equal to any excessive interest shall be applied to reduction of the principal amount of this Note and not to the payment of interest. If such excessive interest exceeds the unpaid principal balance of this Note, then Payee shall refund such excess to Maker.

All of the obligations of the Maker hereunder shall be secured by a pledge of all of Maker’s equity interest in the Company, as more fully set forth in that certain Pledge Agreement of even date herewith, by and between Maker, Payee, AFG Investment Trust C and the Company.

Maker hereby waives presentment, demand, notice, protest, dishonor and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of the obligations of Maker under this Note, and the exercise of and enforcement of any rights hereunder by Payee, and assents without notice to any extension or postponement of the time of payment, to the addition or release of any party or person in any way liable hereunder, and to the compromise or settlement of the liability of any such party or person hereunder, which may from time to time be agreed to by Payee.

All notices required or permitted hereunder shall be in writing and shall be delivered in hand or by facsimile, commercial overnight courier or certified or first-class mail, postage prepaid, as follows:

If to Maker:    Kettle Valley USA LLC
________________________
________________________
________________________

If to Payee:    AFG Investment Trust D
c/o Equis Financial Group
200 Nyala Farms Road
Westport, CT 06880

or such other address or addresses as Maker or Payee may designate from time to time by notice given in accordance with the foregoing.

All of the provisions of this Note shall be binding upon and inure to the benefit of Maker and its respective successors, assigns and legal representatives. This Note shall be binding upon and inure to the benefit of the Payee, but shall not be transferable by the Payee. This Note shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflict or choice of law principles.

Maker shall pay all costs and expenses, including legal expenses and reasonable attorney’s fees incurred by Payee in connection with the enforcement of Maker’s obligations under this Note. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right hereunder, and no single or partial exercise of any right hereunder shall preclude other or future exercise thereof.

IN WITNESS WHEREOF, Maker has executed and delivered this Note, under seal, as of the date first written above.

KETTLE VALLEY USA LLC

By: ____________________, its manager

By: ___________________________
Name: _________________________
Title: __________________________

EXHIBIT D

EQUIS II PLEDGE AGREEMENT

FOR VALUE RECEIVED, the undersigned, Equis II Corporation, a Delaware corporation (the “Pledgor”), hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto AFG Investment Trust C and AFG Investment Trust D, each a Delaware statutory trust (each a “Pledgee” and together, the “Pledgees”), and grants to the Pledgees a security interest in _____ units of limited liability company interests in EFG/Kettle Development LLC, a Delaware limited liability company (the “Company”), which represents all of the Company units held by the Pledgor (the “Units”). The Units are uncertificated. The Pledgor hereby grants such a security interest therein, and directs the Company to reflect such a security interest in and lien on the Units on the books and records of the Company. The Company hereby acknowledges such direction and covenants to comply. The Pledgees shall hold the Units as collateral security for the payment and performance of all of Pledgor’s obligations under the Guaranty, as defined in that certain Equity Purchase Agreement dated as of December [__], 2004 (the “Purchase Agreement”), by and among the Pledgor and Kettle Valley USA LLC, as buyers, the Pledgees, as sellers, and the Company (the “Pledgor Obligations”), and shall not encumber or dispose of the Units except in accordance with the terms and provisions of this Agreement.

1.    Distributions; Voting and other Rights. During the term of this Agreement and so long as the Pledgor is not in default in the performance of the Pledgor Obligations, the Pledgor shall be treated for all purposes as the owner of the Units and, accordingly, may exercise all rights of ownership with respect thereto, including, but not limited to, the right to vote and the right to receive distributions. Further, if the Pledgor is issued any additional units of membership interest on account of the Units, all such units shall be subject to the terms of this Agreement and shall be included within the definition of Units for purposes hereof. Upon demand of payment or performance by either Pledgee of the Pledgor Obligations and the failure of payment or performance thereunder (as determined by the Pledgee in its sole and exclusive discretion): (i) the Units then subject to this Agreement shall, at such Pledgee’s written option, become vested in the Pledgees with or without record transfer and the Pledgees shall have exclusive authority to exercise voting and all other rights relative to the Units; (ii) the Pledgees shall be entitled to receive and retain any and all future cash or other distributions and other monies or consideration relative to the Units from whatever source derived; and (iii) the Company shall take notice of the foregoing and make record transfer of the Units from Pledgor to Pledgees, pro rata.

2.    Representations and Warranties of the Pledgor.

2.1.    The Pledgor has the necessary power, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Pledgor have been duly and validly authorized and approved by the Pledgor’s Board of Directors, and no other proceedings on the part of the Pledgor, its Board of Directors or interest holders are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby.

2.2.    This Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, subject to any limitations imposed by bankruptcy, reorganization, insolvency or other similar laws affecting the rights of creditors.

2.3.    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (1) violate or conflict with the organizational documents or operating agreement of the Pledgor; (2) violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Pledgor or any of the Units or (3) result in a violation or breach, or constitute a default or an event that, with notice or lapse of time would become a default, under any note, bond, mortgage, indenture, material contract, agreement, arrangement, lease, license, permit, judgment, decree, franchise or other instrument or obligation, to which the Pledgor is a party or by which the Pledgor or any of its respective properties or assets may be bound or affected.

2.4.    There is not now pending against or affecting the Pledgor or its assets, nor, to the knowledge of the Pledgor, is there threatened, any action, suit or proceeding at law or in equity or by or before any court or administrative agency which, if adversely determined, would materially impair or affect the Pledgor’s financial condition, operation or assets.

2.5.    The Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Units. Other than claims arising from the rights in favor of the Pledgees created hereby, there are no other claims whatsoever to the interests of the Pledgor in the Units, and the Pledgor has the right to sell, assign, transfer and set over the Units and to grant and confer upon the Pledgees the rights, title, interest, powers and authorities herein granted and conferred.

2.6.    Except as granted to the Pledgees pursuant to this Agreement, the Units are subject to no lien and, other than in favor of the Pledgees, the Pledgor has entered into no financing statement, security agreement, pledge agreement, mortgage or any other instrument evidencing a lien against all or any part of the Units, nor is any such instrument on file in any public office; and this Agreement creates a valid, enforceable first lien on the Units.

2.7.    The Pledgor will warrant and defend its title to the Units and Pledgees’ lien thereon and security interest therein created by this Agreement against all claims and all persons and will maintain and preserve such lien and security interest.

3.    Other Action. Pledgor shall, upon the request of either Pledgee from time to time, make, execute and deliver any and all instruments and documents and take all such other and further action as such Pledgee may reasonably require in order to perfect or otherwise vest in the Pledgees more securely any of the rights or interests granted to the Pledgees hereunder and otherwise to carry out the purpose of this Agreement.

4.    No Waiver. No failure on the part of either Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy exclude any other or further exercise thereof or of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or in equity.

5.    Termination. All obligations of the Pledgor under this Agreement shall terminate when all of the Pledgor Obligations to the Pledgees have been paid, performed or terminated.

6.    Binding Agreement; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns; provided, however, that the Pledgor shall not, without the Pledgees’ written consent, assign its rights in, or its obligations under, this Agreement or any other interest herein, or any interest in the Units, or any part thereof, or otherwise pledge, encumber or grant any option in respect of the Units or any part thereof, or any other property held by the Pledgees as collateral security under this Agreement. Absent any default in the performance of the Pledgor Obligations, Pledgor will not assign its rights hereunder without the prior written consent of the Pledgees, which consent shall not be unreasonably withheld or delayed.

7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflict or choice of law principles.

8.    Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered, first class postage prepaid, overnight courier or by prepaid telegraph or telegram at the respective addresses set forth beneath the signature of each respective party, or at such other address as either party may designate by notice to the other party.

9.    Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original and all of which, taken together, shall be deemed one instrument.

[The remainder of this page is left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused their authorized representatives to execute this Agreement under seal as of the [__] day of December, 2004.

PLEDGOR:

EQUIS II CORPORATION

By: _________________________
Name: _______________________
Title: ________________________

Address: c/o Equis Financial Group
200 Nyala Farms Road
Westport, CT 06880

PLEDGEES:

AFG INVESTMENT TRUST C
AFG INVESTMENT TRUST D

By: AFG ASIT CORPORATION, not in its
individual capacity, but solely as Managing Trustee

By: _________________________
Name: _______________________
Title: ________________________

Address: c/o Equis Financial Group
200 Nyala Farms Road
Westport, CT 06880

The undersigned hereby acknowledges this Agreement and agrees to and accepts the covenants contained herein:

THE COMPANY:

EFG/KETTLE DEVELOPMENT LLC

By: ______________________, its manager

By: _________________________
Name: _______________________
Title: ________________________

Address: ________________________
________________________

EXHIBIT E

KETTLE VALLEY USA LLC PLEDGE AGREEMENT

FOR VALUE RECEIVED, the undersigned, Kettle Valley USA LLC, a Florida limited liability company (the “Pledgor”), hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto AFG Investment Trust C and AFG Investment Trust D, each a Delaware statutory trust (each a “Pledgee” and together, the “Pledgees”), and grants to the Pledgees a security interest in _____ units of limited liability company interests in EFG/Kettle Development LLC, a Delaware limited liability company (the “Company”), which represents all of the Company units held by the Pledgor (the “Units”). The Units are uncertificated. The Pledgor hereby grants such a security interest therein, and directs the Company to reflect such a security interest in and lien on the Units on the books and records of the Company. The Company hereby acknowledges such direction and covenants to comply. The Pledgees shall hold the Units as collateral security for the payment and performance of all of Pledgor’s obligations under (i) the Notes and (ii) the Guaranty, each as defined in that certain Equity Purchase Agreement dated as of December [__], 2004 (the “Purchase Agreement”), by and among the Pledgor and Equis II Corporation, as buyers, the Pledgees, as sellers, and the Company (the “Pledgor Obligations”), and shall not encumber or dispose of the Units except in accordance with the terms and provisions of this Agreement.

1.    Distributions; Voting and other Rights. During the term of this Agreement and so long as the Pledgor is not in default in the performance of the Pledgor Obligations, the Pledgor shall be treated for all purposes as the owner of the Units and, accordingly, may exercise all rights of ownership with respect thereto, including, but not limited to, the right to vote and the right to receive distributions, provided that if any distributions shall be paid to the Pledgor on account of the Units, such distributions must be applied to prepay the Notes, pro rata, within five (5) business days of the Pledgor’s receipt of such distributions. Further, if the Pledgor is issued any additional units of membership interest on account of the Units, all such units shall be subject to the terms of this Agreement and shall be included within the definition of Units for purposes hereof. Upon demand of payment or performance by either Pledgee of the Pledgor Obligations and the failure of payment or performance thereunder (as determined by the Pledgee in its sole and exclusive discretion): (i) the Units then subject to this Agreement shall, at such Pledgee’s written option, become vested in the Pledgees with or without record transfer and the Pledgees shall have exclusive authority to exercise voting and all other rights relative to the Units; (ii) the Pledgees shall be entitled to receive and retain any and all future cash or other distributions and other monies or consideration relative to the Units from whatever source derived; and (iii) the Company shall take notice of the foregoing and make record transfer of the Units from Pledgor to Pledgees, pro rata.

2.    Representations and Warranties of the Pledgor.

2.1.    The Pledgor has the necessary power, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Pledgor have been duly and validly authorized and approved by the Pledgor’s [Manager/Board of Directors], and no other proceedings on the part of the Pledgor, its [Manager/Board of Directors] or interest holders are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby.

2.2.    This Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, subject to any limitations imposed by bankruptcy, reorganization, insolvency or other similar laws affecting the rights of creditors.

2.3.    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (1) violate or conflict with the organizational documents or operating agreement of the Pledgor; (2) violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Pledgor or any of the Units or (3) result in a violation or breach, or constitute a default or an event that, with notice or lapse of time would become a default, under any note, bond, mortgage, indenture, material contract, agreement, arrangement, lease, license, permit, judgment, decree, franchise or other instrument or obligation, to which the Pledgor is a party or by which the Pledgor or any of its respective properties or assets may be bound or affected.

2.4.    There is not now pending against or affecting the Pledgor or its assets, nor, to the knowledge of the Pledgor, is there threatened, any action, suit or proceeding at law or in equity or by or before any court or administrative agency which, if adversely determined, would materially impair or affect the Pledgor’s financial condition, operation or assets.

2.5.    The Pledgor is the legal, record and beneficial owner of, and has good and marketable title to, the Units. Other than claims arising from the rights in favor of the Pledgees created hereby, there are no other claims whatsoever to the interests of the Pledgor in the Units, and the Pledgor has the right to sell, assign, transfer and set over the Units and to grant and confer upon the Pledgees the rights, title, interest, powers and authorities herein granted and conferred.

2.6.    Except as granted to the Pledgees pursuant to this Agreement, the Units are subject to no lien and, other than in favor of the Pledgees, the Pledgor has entered into no financing statement, security agreement, pledge agreement, mortgage or any other instrument evidencing a lien against all or any part of the Units, nor is any such instrument on file in any public office; and this Agreement creates a valid, enforceable first lien on the Units.

2.7.    The Pledgor will warrant and defend its title to the Units and Pledgees’ lien thereon and security interest therein created by this Agreement against all claims and all persons and will maintain and preserve such lien and security interest.

3.    Other Action. Pledgor shall, upon the request of either Pledgee from time to time, make, execute and deliver any and all instruments and documents and take all such other and further action as such Pledgee may reasonably require in order to perfect or otherwise vest in the Pledgees more securely any of the rights or interests granted to the Pledgees hereunder and otherwise to carry out the purpose of this Agreement.

4.    No Waiver. No failure on the part of either Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy exclude any other or further exercise thereof or of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or in equity.

5.    Termination. All obligations of the Pledgor under this Agreement shall terminate when all of the Pledgor Obligations to the Pledgees have been paid, performed or terminated.

6.    Binding Agreement; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and permitted assigns; provided, however, that the Pledgor shall not, without the Pledgees’ written consent, assign its rights in, or its obligations under, this Agreement or any other interest herein, or any interest in the Units, or any part thereof, or otherwise pledge, encumber or grant any option in respect of the Units or any part thereof, or any other property held by the Pledgees as collateral security under this Agreement. Absent any default in the performance of the Pledgor Obligations, Pledgor will not assign its rights hereunder without the prior written consent of the Pledgees, which consent shall not be unreasonably withheld or delayed.

7.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflict or choice of law principles.

8.    Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, certified or registered, first class postage prepaid, overnight courier or by prepaid telegraph or telegram at the respective addresses set forth beneath the signature of each respective party, or at such other address as either party may designate by notice to the other party.

9.    Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original and all of which, taken together, shall be deemed one instrument.

[The remainder of this page is left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused their authorized representatives to execute this Agreement under seal as of the [__] day of December, 2004.

PLEDGOR:

KETTLE VALLEY USA LLC

By: ______________________, its manager

By: _________________________
Name: _______________________
Title: ________________________

Address: ________________________
________________________

PLEDGEES:

AFG INVESTMENT TRUST C
AFG INVESTMENT TRUST D

By: AFG ASIT CORPORATION, not in its
individual capacity, but solely as Managing Trustee

By: _________________________
Name: _______________________
Title: ________________________

Address: c/o Equis Financial Group
200 Nyala Farms Road
Westport, CT 06880

The undersigned hereby acknowledges this Agreement and agrees to and accepts the covenants contained herein:

THE COMPANY:

EFG/KETTLE DEVELOPMENT LLC

By: ______________________, its manager

By: _________________________
Name: _______________________
Title: ________________________

Address: ________________________
________________________

EXHIBIT F

_________________, 2005

EFG/Kettle Development LLC
__________________________
__________________________
__________________________

Attn: James A. Coyne, Manager

Re:	Assignment of membership interests (the “Interests”)
in EFG/Kettle Development LLC (the “LLC”)

To Whom It May Concern:

The undersigned, being the holders of all of the Interests in the LLC, hereby consent to and approve the transfer and assignment of the Interests on the date hereof as contemplated in that certain Equity Purchase Agreement of even date herewith. The undersigned hereby instruct the Manager of the LLC to reflect such transfer and assignment on the books and records of the LLC.

AFG INVESTMENT TRUST C
AFG INVESTMENT TRUST D

By:    AFG ASIT CORPORATION, not in its individual capacity, but solely as Managing Trustee

By: ___________________________
Its: ___________________________

EXHIBIT G

GUARANTY

This GUARANTY (the “Guaranty”), dated as of December 31, 2004, is made by Kettle Valley USA LLC, a Florida limited liability company (“KVUSA”) and Equis II Corporation, a Delaware corporation (“Equis II”, and together with KVUSA, each a “Guarantor” and together the “Guarantors”, severally but not jointly, in favor of AFG Investment Trust C, a Delaware statutory trust (“Trust C”) and AFG Investment Trust D, a Delaware statutory trust (“Trust D” and together with Trust C, each a “Seller” and together the “Sellers”).

On the date hereof, the Guarantors are purchasing all of the equity interests (the “Interests”) in EFG/Kettle Development LLC (the “Company”), a subsidiary of which is Kettle Valley Development Limited Partnership (the “LP”), from the Sellers pursuant to the terms of that certain Equity Purchase Agreement, dated December [__], 2004, by and among the Guarantors, as buyers, the Sellers and the Company (the “Purchase Agreement”). As of the date hereof, the LP owes certain open account advances to the Sellers, as more fully described on Schedule A hereto, and no other open account advances are owed to the Sellers. As a condition precedent to the Sellers willingness to sell the Interests, and for value received, the Guarantors hereby irrevocably guaranty to the Sellers the repayment by the LP of any such advances that remain outstanding on the date that is eighteen (18) months after the Closing Date, as such term is defined in the Purchase Agreement, up to the maximum percentage of such then outstanding amounts as set forth opposite such Guarantors name on Schedule A hereto (in such percentages with respect to each Guarantor, the “Guaranteed Obligations”).

This Guaranty is a guaranty of payment and performance and not of collection only. Obligations hereunder shall be payable solely in U.S. Dollars.

The Guarantors, severally but not jointly, guaranty that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms hereof and of the applicable instrument. The obligations of the Guarantors hereunder are absolute, present and continuing obligations which are not conditional upon the exercise of any remedies against the LP or the making of a demand against the LP or the filing of a suit to obtain or assert a claim for personal judgment against the LP for the Guaranteed Obligations or the making of an effort at collecting the Guaranteed Obligations from the LP, or any attempt to foreclose or realize upon any security for obligations of the LP or the taking of any other action with respect to the LP, it being expressly acknowledged and agreed that the Guarantors shall be directly obligated hereunder for all amounts payable in respect of the Guaranteed Obligations by the LP arising under the applicable instrument and for breaches of or failures to perform or observe, or any other noncompliance with, any covenant, condition or agreement or other obligation to be performed by the LP in respect of the Guaranteed Obligations arising under the applicable instrument. The liability of the Guarantors under this Guaranty shall not be subject to any counterclaim, setoff, deduction, release, recoupment or defense and shall remain in full force and effect and shall be irrevocable, absolute and unconditional irrespective of (i) any lack of validity, genuineness or enforceability of any provisions of the applicable instrument or any other agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment, or waiver of or any consent to departure from the applicable instrument; (iii) any bankruptcy or insolvency of, or any merger or consolidation of, or any sale of ownership interests in, the LP; (iv) any failure by the Sellers to pursue remedies against the LP; (v) the pursuit by the Sellers of whatsoever remedies there may be against the LP, any other guarantee or any security for any or all of the Guaranteed Obligations; and (vi) any other occurrence or circumstances whatsoever, whether similar or dissimilar to the foregoing, and any other circumstances (other than actual payment or performance) that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against the Guarantors; provided that any claim hereunder against the Guarantors shall be subject to, and the Guarantors shall have available to it in defense of any such claim, any and all of the LP’s rights and defenses, whether arising under the applicable instrument or otherwise, in respect of any such claim.

This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due in respect of the Guaranteed Obligations to the Sellers is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation or the like, of the LP, or upon or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the LP or any substantial part of its property, or otherwise, all as though such payment had not been made notwithstanding any termination of this Guaranty or the Purchase Agreement.

The Guarantors hereby waives (i) notice of any of the foregoing matters, (ii) promptness, diligence, demand, protest, proof or notice of nonpayment and notice of acceptance, and (iii) any other notice with respect to any of the Guaranteed Obligations and this Guaranty.

The Guarantors will pay, in the percentages set forth opposite each Guarantor’s name on Schedule A hereto, all costs and expenses (including reasonable attorneys’ fees, expenses and disbursements) reasonably incurred by or on behalf of the Sellers in enforcing the obligations of the Guarantors hereunder.

To the extent of any payment hereunder by the Guarantors to the Sellers, the Guarantors shall succeed to all corresponding claims that the Sellers may have and otherwise shall be subrogated to the rights of the Sellers against the LP and any other applicable person or security; and in connection with the foregoing, the Sellers shall, at the Guarantors’ sole cost and expense, cooperate with the Guarantors as either Guarantor may reasonably request in seeking recovery under such claims.

This instrument will inure to the benefit of the Sellers and their respective successors and permitted assigns under the applicable instrument.

None of the terms and provisions of this Guaranty may be waived, altered, modified or amended except by an instrument in writing executed by the Sellers and Guarantors, and with respect to the amount of the Guaranteed Obligations set forth on Schedule A, the LP.

The execution, delivery and performance by the Guarantors of this Guaranty have been duly and validly authorized by the parties hereto by all necessary corporate, partnership or limited liability action. This Guaranty has been duly and validly executed and delivered by the parties hereto and constitutes the legal, valid and binding obligation of Guarantors and the LP, enforceable against the Guarantors and the LP in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

This Guaranty is made under and, accordingly, shall be governed in all respects by, the internal laws (and not the laws pertaining to conflicts or choice of law) of The Commonwealth of Massachusetts applicable to agreements made and to be performed wholly within The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Guarantors have executed and delivered this Guaranty as of the date first set forth above.

GUARANTORS:

KETTLE VALLEY USA LLC

Signature: _________________________________

Printed Name: _____________________________

Title:     ___________________________________

Date: ____________, 2004

EQUIS II CORPORATION

Signature: _________________________________

Printed Name: _____________________________

Title:     ___________________________________

Date: ____________, 2004

The undersigned confirms its obligation to pay the open account advances set forth on Schedule A hereto, on or prior to the date that is eighteen (18) months after the Closing Date (as defined in the Purchase Agreement).

KETTLE VALLEY DEVELOPMENT LIMITED PARTNERSHIP

By: 18177 Yukon, Inc., its general partner

By: __________________________
Name: ________________________
Title: _________________________

Date: ______________________________

- -

Schedule A

Description of Guaranteed Obligations

As of 12/31/04, open account advances totaling $_______ in favor of Trust C and $_________ in favor of Trust D, for a total of $____________.

Kettle Valley USA LLC shall guaranty 72% of such amount with respect to each of Trust C and Trust D, and Equis II Corporation shall guaranty 28% of such amount with respect to each of Trust C and Trust D.